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                                                                   Exhibit 23.3

                        [Arthur Anderson Letterhead]

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion in this Form S-4 Registration Statement of our Splitrock Services, Inc. report dated October 16, 2000 and to all references to our Firm included in or made a part of this Registration Statement.


                                                   /s/ Arthur Anderson LLP

Chicago, Illinois
October 16, 2000